UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 17, 2014

NN, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Waters Edge Drive, Johnson City, Tennessee		37604
(Address of principal executive offices)		(Zip Code)
(423) 743-9151
(Registrant's telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 18, 2014, NN, Inc., (the “Company”) announced that Frank T. Gentry, III., Senior Vice President –Managing Director, Metal Bearing Components, will retire from the Company, effective as of December 31, 2014. The Company’s press release announcing Mr. Gentry's retirement is attached to this report as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.  Description

99.1     Press Release of NN, Inc. dated September 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2014	NN, INC.

By:	/s/ William C. Kelly, Jr.
Name:William C. Kelly, Jr.
Title: Vice President and Chief
Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of NN, Inc. dated September 18, 2014